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                                                                    EXHIBIT 23.3

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Interactive Network, Inc.:

I consent to the use in this Amendment No. 1 to Form 10-K of my report dated August 29, 2001 relating to the consolidated statements of operations, shareholders' deficit and cash flows of TWIN Entertainment, Inc. as of December 31, 2000.



                              Marc Lumer & Company

San Francisco
December 3, 2001